Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of United Therapeutics Corporation (the "Company") on Form 10-K for the period ended December 31, 2025 as filed with the Securities and Exchange Commission (the "Report"), I, James C. Edgemond, Chief Financial Officer and Treasurer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JAMES C. EDGEMOND
James C. Edgemond
Chief Financial Officer and Treasurer (Principal Financial Officer)
United Therapeutics Corporation
February 25, 2026

THE FOREGOING CERTIFICATION IS BEING FURNISHED SOLELY PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 AND IS NOT BEING FILED AS PART OF THE FORM 10-K OR AS A SEPARATE DISCLOSURE DOCUMENT.